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                                                                   EXHIBIT 10.54


                            FOURTH AMENDMENT TO LEASE


      This Fourth Amendment to Lease is entered into by and between Charles River Building Limited Partnership, a Delaware limited partnership (the "Landlord") and Hybridon, Inc., a Delaware corporation (the "Tenant") as of July 25, 1996. Reference is hereby made to that certain Lease between Landlord and Tenant dated February 4, 1994, as amended by a First Amendment to Lease dated as of November 30, 1995, a Second Amendment to Lease dated as of February 23, 1996 and a Third Amendment to Lease dated as of February 28, 1996 (as affected by this Fourth Amendment to Lease, the "Lease").

      WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as of the date hereof that the Lease is amended as follows:

         1. The following definition set forth in Section 1.1 of the Lease is hereby amended as follows:

            A. The definition of "Construction Completion Date" is amended by deleting the date "December 31, 1995" and replacing the same with the following:
"May 1, 1997".

      EXECUTED as a sealed instrument as of the date first above written.

                              Landlord:

                              CHARLES RIVER BUILDING LIMITED
                              PARTNERSHIP, a Delaware limited partnership

                              By: Pillar Development and Management, Inc., a Delaware corporation


                                    By: /s/ Nasser Menhall
                                        --------------------------------------
                                        Name: Nasser Menhall
                                        Title:




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                              Tenant:

                              HYBRIDON, INC., a Delaware corporation


                              By: /s/ E. Andrews Grinstead, III
                                  ------------------------------------------
                                    Name: E. Andrews Grinstead, III
                                    Title:




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